UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2010

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 Harvard Mill Square
Wakefield, Massachusetts 01880
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NONRELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On July 12, 2010, Edgewater Technology, Inc. (the “Company”) issued a press release reporting embezzlement at one of its wholly-owned subsidiaries, Fullscope, Inc. (“Fullscope”) (the “Fullscope Embezzlement Issue”). The Company acquired Fullscope on December 31, 2009. In connection with the integration of Fullscope’s back office and accounting functions, the Company discovered certain irregular, non-routine transactions recorded during the first five months of 2010 through which an administrative office employee attempted to hide the misdirection of customer payments.

Subsequent to that press release, on July 16, 2010, the Company filed a Current Report on Form 8-K, cautioning investors and other users that Fullscope’s financial statements, which acquired-company financial statements were filed as exhibits to the Company’s Current Report on Form 8-K/A, dated March 19, 2010 (the “Form 8-K/A Filing”), should no longer be relied upon.

On March 29, 2011, the Company completed its formal review of the identified activities related to the Fullscope Embezzlement Issue. The Company undertook its investigation in order to quantify and evaluate the impact of the Fullscope Embezzlement Issue upon Fullscope’s financial statements and whether or not Fullscope’s financial statements, as filed with the Form 8-K/A Filing, were materially misstated. Based upon the procedures performed, the Company has concluded that Fullscope’s financial statements included in the Form 8-K/A Filing were not materially misstated and may be relied upon by investors and others.

During its review of the impact of the discovered embezzlement activity upon Fullscope’s historical financial statements, the Company noted that the identified embezzlement activity, in each of the periodic historical and pro forma financial statements included in the Form 8-K/A Filing, resulted in changes to Fullscope’s previously reported balance sheet (an increase in accrued expenses) and statement of operations (increases to service revenue and operating expenses). The Company considered the impact of these changes on both a quantitative and qualitative basis and determined that the historical financial statements, as filed in the Form 8-K/A Filing, were not materially misstated.

The Company’s management has discussed the embezzlement and the results of the Company’s investigation with Fullscope’s former auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2011

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name:	Timothy R. Oakes
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)